SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report August 12, 2002
                                        ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

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                                      -2-



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                        Method of Filing
-----------           -----------                        ----------------

Exhibit 99.1          Statement under oath of the
                      Chairman of the Board and
                      Chief Executive Officer
                      regarding facts and
                      circumstances relating to
                      Exchange Act filings, dated
                      August 12, 2002.                  Filed with this Report

Exhibit 99.2          Statement under oath of the
                      Vice Chairman and Chief
                      Financial Officer
                      regarding facts and
                      circumstances relating to
                      Exchange Act filings, dated
                      August 12, 2002.                  Filed with this Report




Item 9.  Regulation FD Disclosure.
----------------------------------


     On August 12, 2002, William Clay Ford, Jr. and Allan D. Gilmour, the Chairman of the Board and Chief Executive Officer and Vice Chairman and Chief Financial Officer, respectively, of Ford Motor Company (the "Company"), each filed with the Securities and Exchange Commission a written statement under oath pursuant to Securities and Exchange Commission Order No. 4-460. The officers executed such statements in the exact form of Exhibit A to the Order. The Company is filing copies of such statements in the form in which the officers executed them as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein. In addition, on August 12, 2002 each of Messrs. Ford and Gilmour executed the certifications required by Section 906 of The Sarbanes-Oxley Act of 2002, which certifications have been filed as exhibits to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

                                    SIGNATURE
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  August 12, 2002                      By: /s/ Peter Sherry, Jr.
                                               ---------------------------
                                               Peter Sherry, Jr.
                                               Assistant Secretary







                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 99.1          Statement under oath of the
                      Chairman of the Board and
                      Chief Executive Officer
                      regarding facts and
                      circumstances relating to
                      Exchange Act filings, dated
                      August 12, 2002.

Exhibit 99.2          Statement under oath of the
                      Vice Chairman and Chief
                      Financial Officer
                      regarding facts and
                      circumstances relating to
                      Exchange Act filings, dated
                      August 12, 2002.